UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2007

TEKTRONIX, INC.

(Exact name of registrant as specified in its charter)

Oregon	001-04837	93-0343990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14200 SW Karl Braun Dr. Beaverton, Oregon		97077
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 627-6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 14, 2007, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Danaher Corporation, a Delaware corporation (“Parent”), and Raven Acquisition Corp., a wholly owned subsidiary of Parent (“Purchaser”).

Subject to the terms and conditions of the Merger Agreement, Purchaser will commence a tender offer (the “Offer”) to purchase all of our outstanding shares of common stock (the “Common Stock”), including the associated preferred share purchase rights (the “Rights”), issued pursuant to the Rights Agreement, dated as of June 21, 2000 (the “Rights Agreement”), between the Company and ChaseMellon Shareholder Services, L.L.C. (the “Rights Agent”) (such Common Stock, together with the associated Rights, the “Company Shares”), at a purchase price of $38.00 per share in cash (the “Offer Price”). Upon successful completion of the Offer, Purchaser will be merged (the “Merger”) with and into us, with each outstanding Company Share being converted into the right to receive the Offer Price in cash, and we will survive the Merger as a wholly owned subsidiary of Parent.

If more than a majority of the outstanding shares, but fewer than 90% of the outstanding shares, are validly tendered (and not withdrawn) in the tender offer, Purchaser shall be obligated to purchase the tendered shares but may elect to conduct a subsequent offering period in order to achieve ownership of 90% of the outstanding shares, in order to effect a short-form merger. In addition, subject to certain conditions and limitations, the Company has granted Parent and Purchaser an option to purchase that number of shares of Company common stock as would enable Purchaser upon exercise of such option to achieve ownership of 90% of the outstanding shares of Company common stock.

The Company has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions, not to (a) enter into discussions concerning or provide information in connection with alternative business combination transactions, or (b) withdraw or modify in a manner adverse to Parent, the recommendation of the Company’s board regarding acceptance of the Offer.

Purchaser’s obligation to accept for payment and pay for shares of the Company’s common stock tendered in the Offer is subject to customary conditions, including, among other things: (1) the tender of a majority of the total number of outstanding shares of the Company’s common stock, on a fully diluted basis (excluding shares issuable under our outstanding Convertible Notes), (2) the absence of injunctions prohibiting the Offer or the Merger, (3) the expiration or termination of any waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and material applicable foreign statutes and regulations, (4) the accuracy of our representations in the Merger Agreement, (5) compliance by us of our covenants in the Merger Agreement and (6) the absence of a material adverse effect on the Company.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this report and is incorporated in this report by reference.  The Merger Agreement has been attached to provide investors with information regarding its terms.  It is not intended to provide any other factual information about Parent, Purchaser or the Company.  In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by the Company to Parent and Purchaser in connection with the signing of the Merger Agreement.  These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement.  Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Parent and Purchaser, on the one hand, and the Company, on the other hand, rather than establishing matters as facts.  Accordingly, the representations and warranties in the Merger Agreement should not be viewed as characterizations of the actual state of facts about Parent, Purchaser or the Company.

On October 15, 2007, we issued a joint press release with Parent regarding the execution of the Merger Agreement. A copy of the press release is filed herewith as Exhibit 99.1.

Important Information

THE TENDER OFFER DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K HAS NOT YET BEEN COMMENCED. THIS ANNOUNCEMENT AND THE DESCRIPTION CONTAINED HEREIN IS NEITHER AN OFFER TO PURCHASE NOR A SOLICITATION OF AN OFFER TO SELL OUR SHARES. AT THE TIME THE TENDER OFFER IS COMMENCED, PARENT AND PURCHASER INTEND TO FILE A TENDER OFFER STATEMENT ON SCHEDULE TO CONTAINING AN OFFER TO PURCHASE, FORMS OF LETTERS OF TRANSMITTAL AND OTHER DOCUMENTS RELATING TO THE TENDER OFFER, AND WE INTEND TO FILE A SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WITH RESPECT TO THE TENDER OFFER. PARENT, PURCHASER AND THE COMPANY INTEND TO MAIL THESE DOCUMENTS TO OUR SHAREHOLDERS. THE TENDER OFFER STATEMENT AND THE OTHER DOCUMENTS RELATING TO THE TENDER OFFER WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER AND OUR SHAREHOLDERS ARE URGED TO READ THEM CAREFULLY WHEN THEY BECOME AVAILABLE. THE TENDER OFFER STATEMENT AND THE OTHER DOCUMENTS RELATING TO THE TENDER OFFER WILL BE MADE AVAILABLE TO OUR SHAREHOLDERS AT NO EXPENSE TO THEM. IN ADDITION, SUCH DOCUMENTS (AND ALL OTHER DOCUMENTS FILED WITH THE SEC) WILL BE AVAILABLE AT NO CHARGE AT HTTP://WWW.TEKTRONIX.COM AND ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

Forward-Looking Statements

This filing contains forward-looking statements as defined by the federal securities laws which are based on the Company’s current expectations and assumptions, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, projected or implied, including, among other things, risks relating to the expected timing of the completion and financial benefits of the Offer and the Merger.  We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 3.03 Material Modification to Rights of Security Holders.

We entered into a First Amendment to Rights Agreement, dated as of  October 14, 2007 (the “Rights Amendment”), with the Rights Agent to amend the Rights Agreement. The Rights Amendment renders the Rights inapplicable to the Offer and the Merger and the other transactions contemplated by the Merger Agreement, and provides for expiration of the Rights immediately prior to the effective time of the Merger. The foregoing description of the Rights Amendment does not purport to be complete and is qualified in its entirety by reference to the Rights Amendment, a copy of which is filed herewith as Exhibit 4.1 and incorporated herein by this reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 12, 2007, the Organization and Compensation Committee of the Company’s Board of Directors approved Amended and Restated Change in Control Agreements  between the Company and Richard H. Wills, Colin L. Slade and James F. Dalton, which replace the existing Change in Control Agreements with these officers. On October 12, 2007, the Organization and Compensation Committee of the Company’s Board of Directors also approved Change in Control Agreements between the Company and its other executive officers.

These agreements generally provide for the following benefits to the officer upon the termination of the officer’s employment by the Company without cause (as defined in the applicable agreement) or by the officer for good reason (as defined in the applicable agreement) within 18 months (24 months for Messrs. Wills, Slade and Dalton) following a “change in control” of the Company (as defined in the agreements):

•                  Severance compensation in an amount equal to two times (or, in the case of Mr. Wills, three times) the sum of the officer’s annual base pay and targeted bonus under the Company’s Annual Performance Incentive Plan (“APIP”);

•                  Accelerated vesting of certain equity awards; and.

•                  Continuation of medical and dental insurance benefits for 24 months.

These agreements impose non-compete obligations on the officer during the 12 month period following termination of employment.

The acquisition of  Shares of the Company in the tender offer by the subsidiary of Danaher contemplated by the Merger Agreement described in Item 1.01 of this report would constitute a change in control under these agreements.

The forms of Agreement are filed as exhibits 10.1, 10.2 and 10.3 to this report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated as of October 14, 2007, by and among Danaher Corporation, Raven Acquisition Corp., and Tektronix, Inc.*

4.1

First Amendment to Rights Agreement, dated as of October 14, 2007, between Tektronix, Inc. and Mellon Investor Services, LLC (formerly known as ChaseMellon Shareholder Services, L.L.C.), as rights agent.

10.1	Amended and restated change in control agreement between the Company and Richard H. Wills.

10.2	Form of amended and restated change in control agreement between the Company and Colin L. Slade and James F. Dalton.

10.3	Form of change in control agreement between the Company and each other executive officer

99.1	Joint Press Release dated October 15, 2007 issued by Danaher Corporation and Tektronix, Inc.

*

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commision.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2007

TEKTRONIX, INC.

By:	/s/ James F. Dalton
James F. Dalton
Senior Vice President, Corporate Development,
General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of October 14, 2007, by and among Danaher Corporation, Raven Acquisition Corp., and Tektronix, Inc.*

4.1

First Amendment to Rights Agreement, dated as of October 14, 2007, between Tektronix, Inc. and Mellon Investor Services, LLC (formerly known as ChaseMellon Shareholder Services, L.L.C.), as rights agent.

10.1	Amended and restated change in control agreement between the Company and Richard H. Wills.

10.2	Form of amended and restated change in control agreement between the Company and Colin L. Slade and James F. Dalton.

10.3	Form of change in control agreement between the Company and each other executive officer.

99.1	Joint Press Release dated October 15, 2007 issued by Danaher Corporation and Tektronix, Inc.

*

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commision.